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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: February 12, 2002



                             YOUNG BROADCASTING INC.
             (Exact name of Registrant as specified in its charter)

      Delaware                 0-25042                    13-3339681
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)


                              599 Lexington Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 754-7070



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Item 5.   Other Events.

         On February 12, 2002, Young Broadcasting Inc. ("Young") and certain of Young's subsidiaries entered into a definitive agreement (the "Agreement") with CBS Broadcasting Inc. ("CBS") pursuant to which CBS will acquire from Young the assets of KCAL-TV television station in Los Angeles. Under the Agreement, CBS will pay Young $650 million in cash. The consummation of the transactions described in the Agreement is contingent on, among other matters, approval by the Federal Communications Commission and satisfaction of other customary closing conditions. It is contemplated that the sale will close in mid-year 2002.
         A copy of the Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.

(a)      Financial Statements - None

(b)      Pro Forma Financial Information - None

(c)      Exhibits:

 Exhibit No.           Description
 -----------           -----------
     10.1              Asset Purchase Agreement dated as of February 12, 2002
                       among CBS Broadcasting Inc., Young Broadcasting Inc.,
                       Young Broadcasting of Los Angeles Inc. and Fidelity
                       Television, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Young Broadcasting Inc.

Date:  March 8, 2002                      By:  /s/ James A. Morgan
                                                   ---------------------------
                                                   James A. Morgan
                                                   Executive Vice President